                                                                   EXHIBIT 10.58

                                                                  Execution Copy

                           FALCON RESTRICTED COMPANIES
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                 AMENDMENT NO. 2

        This Agreement, dated as of September 3, 1997, is among the affiliates of Falcon Holding Group, L.P., a Delaware limited partnership, set forth on the signature pages hereto, BankBoston, N.A., as Managing Agent for itself and the other Lenders, Toronto-Dominion (Texas) Inc., as Administrative Agent and NationsBank of Texas, N.A., as Syndication Agent. The parties agree as follows:

1. Reference to Credit Agreement; Definitions. Reference is made to the Amended and Restated Credit Agreement, dated as of July 12, 1996, among the parties hereto (as amended, modified and in effect prior to giving effect to this Consent, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined.

2. Amendments to Credit Agreement. In reliance upon the representations and warranties set forth in Section 3, the Credit Agreement is amended as follows, effective upon the date hereof:

        2.1. Amendment of Section 7.3.1. Section 7.3.1 of the Credit Agreement is amended to read in its entirety as follows:

                "7.3.1. Business Interruption Insurance. Each of the Restricted Companies will maintain with financially sound and reputable insurers insurance related to interruption of business, either for loss of revenues or for extra expense, in the manner customary for businesses of similar size engaged in similar activities and consistent with past practice of the Restricted Companies; provided, however, that in no event will this Section 7.3.1 require business interruption insurance with respect to overhead and buried cable or amplifiers, tap-off devices, cables, housedrops and other components of its cable television distribution systems which are actually affixed to overhead or buried cable."

        2.2. Addition of Section 7.8.14. Section 7.8 of the Credit Agreement is amended by adding a new Section 7.8.14 immediately following Section 7.8.13 to read in its entirety as follows:

                "7.8.14. Liens on the stock of Enstar to secure loans from banks and other institutional lenders to Enstar Finance Company, a Delaware limited liability company that is a Subsidiary of Enstar."

3. Representation and Warranty. In order to induce the Lenders to enter into this Agreement, each of the Restricted Companies jointly and severally represents and warrants to the Lenders that immediately before and after giving effect to the amendments set forth in Section 2, no Default will exist.

4. General. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof, and any invalid or unenforceable provision shall be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and this Agreement may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

        Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                        FALCON CABLE MEDIA, A CALIFORNIA
                                            LIMITED PARTNERSHIP
                                        FALCON CABLE SYSTEMS COMPANY II, L.P.
                                        FALCON CABLEVISION, A CALIFORNIA
                                            LIMITED PARTNERSHIP
                                        FALCON COMMUNITY CABLE, L.P.
                                        FALCON COMMUNITY VENTURES I
                                            LIMITED PARTNERSHIP
                                        FALCON TELECABLE, A CALIFORNIA
                                            LIMITED PARTNERSHIP
                                        FALCON COMMUNITY INVESTORS, L.P.
                                        FALCON INVESTORS GROUP, LTD., A
                                            CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON MEDIA INVESTORS GROUP, A
                                            CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON TELECABLE INVESTORS GROUP,
                                            A CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON TELECOM, L.P.

                                        By      FALCON HOLDING GROUP, INC., as
                                                 general partner, or general
                                                 partner of the general partner,
                                                 of each of the foregoing
                                                 Restricted Companies

                                        By  /s/ Michael K. Menerey
                                            ------------------------------------
                                        Title:  Chief Financial Officer

                                        Falcon Holding Group, L.P.
                                        10900 Wilshire Boulevard, 15th Floor
                                        Los Angeles, CA 90024
                                        Telecopy: (310) 824-4824

                                        FALCON FIRST, INC.


                                        By  /s/ Michael K. Menerey
                                            ------------------------------------
                                        Title:  Chief Financial Officer

                                        ATHENS CABLEVISION, INC.
                                        AUSABLE CABLE TV, INC.
                                        CEDAR BLUFF CABLEVISION, INC.
                                        DALTON CABLEVISION, INC.
                                        EASTERN MISSISSIPPI CABLEVISION, INC.
                                        FALCON FIRST CABLE OF NEW YORK, INC.
                                        FALCON FIRST CABLE OF THE SOUTHEAST,
                                            INC.
                                        FALCON FIRST HOLDINGS, INC.
                                        FF CABLE HOLDINGS, INC.
                                        LAUDERDALE CABLEVISION, INC.
                                        MULTIVISION NORTHEAST, INC.
                                        MULTIVISION OF COMMERCE, INC.
                                        PLATTSBURG CABLEVISION, INC.
                                        SCOTTSBORO CABLEVISION, INC.
                                        SCOTTSBORO TV CABLE, INC.


                                        By  /s/ Michael K. Menerey
                                            ------------------------------------
                                            As an authorized officer of each of
                                            the foregoing corporations


                                        BANKBOSTON, N.A., as Managing Agent


                                        By  /s/ David B. Herter
                                            ------------------------------------
                                        Title: Managing Director


                                        TORONTO-DOMINION (TEXAS) INC., as
                                        Administrative Agent


                                        By  /s/ Jano Mott
                                            ------------------------------------
                                        Title: Vice President

                                        NATIONSBANK OF TEXAS, N.A., as
                                        Syndications Agent


                                        By  /s/ Thomas E. Carter
                                            ------------------------------------
                                        Title:  SVP



                                        The foregoing Agreement is consented to
                                        by the following Lenders:


                                        ABN AMRO BANK


                                        By:
                                            ------------------------------------
                                        Title:


                                        ABN-AMRO BANK N.V., LOS ANGELES
                                        INTERNATIONAL BRANCH

                                        By: ABN Amro North America, Inc.,
                                            as agent


                                        By  /s/ Matthew S. Thomson
                                            ------------------------------------
                                        Title:  Group Vice President/Director


                                        By   /s/ Paul K. Stimpfl
                                            ------------------------------------
                                        Title: Vice President


                                        BANK OF AMERICA N.T. & S.A.


                                        By  /s/ Shannon T. Ward
                                            ------------------------------------
                                        Title: Vice President

                                        BANK OF MONTREAL


                                        By    /s/ W.T. Calder
                                            ------------------------------------
                                        Title: Director


                                        NATEXIS BANQUE BFCE, FORMALLY
                                        BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                        By  /s/ Kevin Dooley
                                            ------------------------------------
                                        Title: Vice President


                                        By  /s/ Ron Kraus
                                            ------------------------------------
                                        Title: Associate


                                        BANQUE NATIONALE DE PARIS


                                        By  /s/ Janice Ho
                                            ------------------------------------
                                        Title:  V.P.


                                        By  /s/ Mylene A Dao
                                            ------------------------------------
                                        Title:  AVP


                                        BANQUE PARIBAS


                                        By  /s/ Darlynn Ernst/Stanley Berkman
                                            ------------------------------------
                                        Title: Vice President/Managing Director


                                        BARCLAYS BANK PLC


                                        By  /s/ James K. Downey
                                            ------------------------------------
                                        Title:  Associate Director

                                        THE CHASE MANHATTAN BANK


                                        By  /s/ Mitch Geruis
                                            ------------------------------------
                                        Title: Vice President


                                        CITY NATIONAL BANK


                                        By  /s/ David Burdge
                                            ------------------------------------
                                        Title:  Senior Vice President


                                        CIBC, INC.


                                        By  /s/ D. Strek
                                            ------------------------------------
                                        Title:  Managing Director, CIBC Wood
                                                Gundy Securities Corp.,
                                                as Agent


                                        CREDIT LYONNAIS, NEW YORK BRANCH


                                        By  /s Mark D. Thorsheim
                                            ------------------------------------
                                        Title: Vice President


                                        FLEET BANK, N.A.


                                        By    /s/ Garret Komjathy
                                            ------------------------------------
                                        Title: Vice President


                                        THE FUJI BANK, LIMITED LOS ANGELES
                                            AGENCY


                                        By  /s/ Masahito Fukuda
                                            ------------------------------------
                                        Title:  Joint General Manager

                                        THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                                        LOS ANGELES AGENCY


                                        By  /s/ T. Morgan Edwards II
                                            ------------------------------------
                                        Title:  Deputy General Manager


                                        MEESPIERSON CAPITAL CORP.


                                        By  /s/ Claudia J. Chifos /
                                                John V. Del Col
                                            ------------------------------------
                                        Title:  Authorized       /  Authorized
                                                 Signatory       /   Signatory


                                        OCTAGON CREDIT INVESTORS


                                        By  /s/ Richard W. Stewart
                                            ------------------------------------
                                        Title:  Managing Director


                                        COOPERATIEVE CENTRALE RAIFFEISEN -
                                            BOERENLEENBANK B.A.,
                                        "RABOBANK NEDERLAND", NEW YORK BRANCH


                                        By  /S/ Dana W. Hemenway
                                            ------------------------------------
                                        Title:  Vice President


                                        RIGGS BANK N.A.


                                        By  /s/ Jeffrey P. White
                                            ------------------------------------
                                        Title:  Vice President


                                        SENIOR DEBT PORTFOLIO

                                        By: BOSTON MANAGEMENT AND
                                        RESEARCH, as investment advisor

                                        By  /s/ Payson F. Swaffield
                                            ------------------------------------
                                        Title:  Vice President

                                        SOCIETE GENERALE


                                        By: /s/ Mark Vigil
                                            ------------------------------------
                                        Title:  Vice President


                                        THE SUMITOMO BANK, LIMITED


                                        By  /s/ Judith M. Bresnen
                                            ------------------------------------
                                        Title:  Vice President


                                        By  /s/ Frantz Osse
                                            ------------------------------------
                                        Title:  Vice President & Manager


                                        SUMMIT BANK


                                        By  /s/ C.J. Annas
                                            ------------------------------------
                                        Title:  Vice President


                                        SUNTRUST BANK, CENTRAL FLORIDA N.A.


                                        By  /s/ Janet P. Sammons
                                            ------------------------------------
                                        Title:  V.P.


                                        UNION BANK OF CALIFORNIA, N.A.


                                        By  /s/ Bryan G. Petermann
                                            ------------------------------------
                                        Title:  Vice President

                                        VAN KAMPEN AMERICAN CAPITAL
                                            PRIME RATE INCOME TRUST


                                        By  /s/ Jeffrey W. Maillet
                                            ------------------------------------
                                        Title:  Senior Vice President & Director